UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 13, 2004

Date of report (Date of earliest event reported)

MATRIXONE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29309	02-0372301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Littleton Road

Westford, Massachusetts 01886

(Address of Principal Executive Offices, including Zip Code)

(978) 589-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 13, 2004, the Board of Directors of MatrixOne, Inc. (“MatrixOne” or “the Company”) elected David G. DeWalt as a member of the Board of Directors as a Class III Director of the Company. Mr. DeWalt was also appointed as the chairperson of the recently created Mergers and Acquisitions Committee of the Board of Directors, effective as of September 13, 2004.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits

The following Exhibits are filed as part of this report:

Exhibit No.	Description
99.1	Press release dated September 15, 2004 announcing the appointment of David G. DeWalt to the Board of Directors of MatrixOne, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXONE, INC.

Date: September 16, 2004	By:	/s/ Mark F. O’Connell
Mark F. O’Connell
President and Chief Executive Officer (principal executive officer)

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 15, 2004 announcing the appointment of David G. DeWalt to the Board of Directors of MatrixOne, Inc.

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